  Exhibit 99.2

FIRST AMENDMENT TO SUBORDINATION AGREEMENT

This First Amendment to Subordination Agreement (this “Amendment”) is made as of November 3, 2017, by and between (a) CROSSROADS FINANCIAL GROUP, LLC, a North Carolina limited liability company (the “Lender”) and (b) Ryan Drexler, an individual (the “Creditor”).

Recitals

A.            MusclePharm Corporation, a Nevada corporation (the “Musclepharm” and together with Canada Musclepharm Enterprises Corp, individually and collectively, the “Borrower”) previously issued to the Creditor (i) a convertible secured promissory note dated as of December 7, 2015, and amended as of January 14, 2017, in the original principal amount of $6,000,000 (the “First Convertible Note”), (ii) a convertible secured promissory note dated as of November 8, 2016, in the original principal amount of $11,000,000 (the “Second Convertible Note”) and (iii) a secured demand promissory note dated as of July 27, 2017, in the original principal amount of $1,000,000 (the “Demand Note”; together with the First Convertible Note and the Second Convertible Note, the “Existing Notes”);

B.           Musclepharm and Creditor have agreed to amend and restate the Existing Notes pursuant to that certain Amended and Restated Convertible Secured Promissory Note, dated on or about the date hereof, by Musclepharm in favor of Creditor in an original principal amount of $18,000,000 (the “Restructured Note”);

C.           The indebtedness evidenced by the Restructured Note is secured by a lien on substantially all of the assets and property of the Borrower pursuant to that certain Third Amended and Restated Security Agreement of even date herewith between the Creditor and the Borrower (the “Security Agreement”);

D.           The Borrower is party to that certain Loan and Security Agreement, dated as of September 30, 2017, by and among the Borrower and the Lender (the “Crossroads Agreement”), pursuant to which the Borrower may from time to time receive advances up to a maximum amount of $3,000,000 aggregate principal amount, which advances are secured by substantially all of the assets and property of the Borrower;

E.           The Creditor and the Lender have previously entered into a Subordination Agreement dated as of September 30, 2017 (as amended, the “Subordination Agreement”) in respect of the Borrower’s obligations under and pursuant to the Existing Notes and the Crossroads Agreement.

F.           Borrower and Creditor have requested that Lender consent to the execution of the Restructured Note and Restructured Security Agreement in accordance with the terms and conditions hereof.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

A.
Modification to Subordination Agreement. The Subordination Agreement shall be amended by deleting the following text, appearing in the preamble thereof:

“The undersigned, Ryan Drexler with an address at [Redacted] (hereinafter referred to as the “Creditor”), represents that MusclePharm Corporation and/or Canada MusclePharm Enterprises Corp. (hereinafter collectively referred to as the “Borrower”), is indebted to the Creditor as follows:

Outstanding principal amount of indebtedness: $17,000,000 as of September 30, 2017.

Said indebtedness is evidenced by Notes dated December 7, 2015 and November 8, 2016.”

and inserting in lieu thereof the following:

“The undersigned, Ryan Drexler (hereinafter referred to as the “Creditor”), represents that MusclePharm Corporation and/or Canada MusclePharm Enterprises Corp. (hereinafter collectively referred to as the “Borrower”)), is indebted to the Creditor pursuant to that certain Amended and Restated Convertible Secured Promissory Note with an “Amendment Date” of November 8, 2017, issued by the Borrower to the Creditor in an original principal amount of $18,000,000 (subject to adjustment as set forth in such promissory note).”

B.
Consent and Ratification of Creditor. In order to induce the Lender to enter into this Amendment, the Creditor hereby:

1.
ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Subordination Agreement, as amended hereby;

2.
acknowledges, confirms and agrees that the Subordination Agreement, as amended by this Amendment, shall remain in full force and effect and shall in no way be limited by the execution of the Restructured Note, the incurrence by Borrower to Creditor of indebtedness thereunder, the execution of the Security Agreement or the liens reaffirmed and/or granted by Borrower to Creditor thereunder, or the execution of any documents, instruments and/or agreements executed and/or delivered in connection therewith; and

3.
acknowledges, confirms and agrees that all indebtedness evidenced by the Restructured Note, all liens securing such indebtedness and all liens reaffirmed and/or granted by Borrower pursuant to the Security Agreement are, and shall remain, subject to the terms and conditions of the Subordination Agreement.

C.
Consent of Lender. In consideration of the agreements set forth in the Subordination Agreement (as amended by this Amendment), the Lender hereby consents, including under Sections 11.1, 11.5 and 11.8 of the Crossroads Agreement, to (1) the execution and delivery of the Restructured Note and Security Agreement substantially in the forms annexed as Exhibit A and Exhibit B hereto, (2) the indebtedness incurred by Borrower pursuant to the Restructured Note and (3) the liens reaffirmed and/or granted by Borrower pursuant to the Security Agreement; provided that such indebtedness (including repayment thereof) and such liens shall be subject to the terms and conditions of the Subordination Agreement (as amended by this Amendment). Without limiting the foregoing, Lender hereby waives any “Event of Default” arising under the Crossroads Agreement solely as a result of the execution and delivery of the Restructured Note or Security Agreement, the incurrence by Borrower of indebtedness thereunder or the liens reaffirmed and/or granted by Borrower thereunder; provided that such indebtedness (including repayment thereof) and such liens shall be subject to the terms and conditions of the Subordination Agreement (as amended by this Amendment).

D.
Further Assurances. The parties hereto shall do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated hereby, and the parties hereto shall provide such further documents or instruments required by the other parties as may be reasonably necessary or desirable to effect the purpose of this Amendment and carry out the provisions hereof.

E.
Governing Law; Counterparts; Etc. The provisions of Sections 13 through 18 of the Subordination Agreement apply to this Amendment as if set forth herein, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CROSSROADS FINANCIAL GROUP, LLC, as Lender

By: /s/ Lee Haskin_________________________

Name: Lee Haskin________________________

Title: CEO______________________________

RYAN DREXLER, as Creditor

/s/ Ryan Drexler____________________________

Acknowledged and agreed:

MUSCLEPHARM CORPORATION, as Borrower

By: /s/ Brian Casutto________________________

Name: Brian Casutto ________________________

Title: Executive Vice President, Sales & Operations

CANADA MUSCLEPHARM ENTERPRISES CORP, as Borrower

By: /s/ Brian Casutto________________________

Name: Brian Casutto ________________________

Title: Executive Vice President, Sales & Operations

EXHIBIT A

Restructured Note

[See Attached]

EXHIBIT B

Security Agreement

[See Attached]

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